UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2022

OneWater Marine Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modifications to Rights of Security Holders

The information included in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

As described under Item 5.07 below, OneWater Marine Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on February 23, 2022. At the Annual Meeting, upon the recommendation of the board of directors of the Company (the “Board”), the Company’s stockholders (i) approved an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to eliminate the supermajority voting requirements therein (“the Supermajority Amendment”) and (ii) approved an amendment to the Charter to declassify the Board (the “Declassification Amendment,” and together with the Supermajority Amendment, the “Charter Amendments”).

The Supermajority Amendment amends the Charter to eliminate existing supermajority voting requirements so that (i) the removal of a member of the Board, (ii) the amendment, alteration or repeal by the stockholders of the Company’s bylaws, and (iii) the amendment, alteration or repeal of any provision of the Charter, in each case, requires the approval of the holders of at least a majority of the outstanding shares of stock of the Company entitled to vote thereon, voting as a single class.

The Declassification Amendment amends the Charter so that all directors shall be elected annually for terms of one year and each director elected at or after the 2023 annual meeting of stockholders shall hold office until the next succeeding annual meeting of stockholders and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. The Declassification Amendment also clarifies that directors may be removed by the stockholders of the Company with or without cause.

The Charter Amendments became effective upon the filing of the Second Amended and Restated Certificate of Incorporation of the Company (the “Second A&R Charter”) with the Secretary of State of Delaware on February 23, 2022. A description of the Amendments is provided on pages 12-15 of the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on January 12, 2021, which description and text are incorporated herein by reference. The foregoing description of the terms of the Amendments does not purport to be complete and is qualified in its entirety by the full text of the Second A&R Charter, which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment to the Bylaws

Effective as of the filing of the Second A&R Charter, the Board approved and adopted the Second Amended and Restated Bylaws (the “Second A&R Bylaws”) of the Company, to amend the voting standard for the election of directors and to conform the amendment provision to the Second A&R Charter.

Specifically, Section 2.11 of the Second A&R Bylaws is amended to state that that directors shall be elected by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Additionally, Section 8.1 of the Second A&R Bylaws states that the bylaws may be adopted, altered, amended or repealed by the stockholders of the Company only by the affirmative vote of holders of at least a majority in voting power of the outstanding shares of stock of the Company entitled to vote thereon.

The foregoing description of the Second A&R Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Second A&R Bylaws, which is filed hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on February 23, 2022. As of January 4, 2022, the record date for the Annual Meeting, 13,721,355 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”) and 1,429,940 shares of the Company’s Class B common stock, par value $0.01 per share (together with Class A Common Stock, the “Common Stock”) were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote on all matters voted upon at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below. The proposals are described further in the Company’s definitive proxy statement for the Annual Meeting.

1.
Because the Declassification Amendment was approved, has been filed and is now effective, each of the following persons was duly elected by the Company’s stockholders until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES

Christopher W. Bodine	7,876,522	3,574,757	2,572,540

Jeffrey B. Lamkin	11,416,092	35,187	2,572,540

Bari A. Harlam	11,383,660	67,619	2,572,540

2.	The amendment to the Company’s amended and restated certificate of incorporation to eliminate the supermajority voting requirements therein was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

11,433,526	16,763	990	2,572,540

3.	The amendment to the Company’s amended and restated certificate of incorporation to declassify the Company’s board of directors was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

11,433,234	16,954	1,091	2,572,540

4.	The advisory (non-binding) vote on a resolution to approve the compensation of the Company’s named executive officers, was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

11,374,731	63,773	12,775	2,572,540

5.
The advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, was approved for EVERY YEAR by the stockholders, with votes as follows:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON- VOTES

11,312,863	21,728	113,277	3,411	2,572,540

Based on the results of the stockholder advisory vote, until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, the Company intends to include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials EVERY YEAR.

6.
The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022, was ratified by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

14,020,799	2,354	666	0

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1*	Second Amended and Restated Certificate of Incorporation of OneWater Marine Inc., as filed with the Secretary of State of the State of Delaware on February 23, 2022.

3.2*	Second Amended and Restated Bylaws of OneWater Marine, Inc., effective as of February 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
Name: Jack Ezzell
Title: Chief Financial Officer

Dated: February 24, 2022